SCHEDULE 14A

(RULE 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

TICC Capital Corp.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously Paid:

	(2)	Form, schedule or registration statement No.:

	(3)	Filing party:

	(4)	Date filed:

TICC CAPITAL CORP.
8 Sound Shore Drive, Suite 255
Greenwich, Connecticut 06830

**** IMPORTANT ****

Dear TICC Capital Corp. Shareholder:

TICC Capital Corp. (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”) on June 6, 2012. At the Meeting, shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. In addition, shareholders approved an adjournment of the Meeting to allow the polls to remain open until 10:00 a.m. on June 27, 2012 for the election of Jonathan H. Cohen and G. Peter O’Brien as directors of the Company, each for a three-year term, or until their respective successors are duly elected and qualified.

A vote was not taken on June 6, 2012 with respect to the proposal to elect Messrs. Cohen and O’Brien as directors of the Company to provide additional time for shareholders to vote on this proposal. As of June 6, 2012, there were 16,251,216 shares present at the Meeting or represented by proxy that had not yet voted on the proposal to elect Messrs. Cohen and O’Brien as directors of the Company. Of the shares that had voted, 95.46% and 93.96% had voted in favor of electing Messrs. Cohen and O’Brien as directors of the Company, respectively. Because the Company’s bylaws provide that the election of a director requires the affirmative vote of a majority of the outstanding shares of the Company’s common stock, and given the clear preference to approve this proposal by those who have voted on this proposal, the Board of Directors of the Company determined that it would be appropriate to adjourn the Meeting in order to solicit additional votes on the proposal to elect Messrs. Cohen and O’Brien as directors of the Company.

Based on the shareholder votes to adjourn the Meeting, the Meeting will reconvene at the Company’s corporate headquarters located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830 on June 27, 2012 at 10:00 a.m., Eastern Time, for the purpose of voting on the election of Jonathan H. Cohen and G. Peter O’Brien as directors of the Company, each for a three-year term, or until their respective successors are duly elected and qualified.

Enclosed you will find additional proxy materials relating to the election of Messrs. Cohen and O’Brien as directors of the Company, each for a three-year term, or until their respective successors are duly elected and qualified.

Your broker will be unable to vote your shares with respect to the election of Messrs. Cohen and O’Brien as directors of the Company, each for a three-year term, or until their respective successors are duly elected and qualified, if you do not provide instructions to your broker. We strongly encourage you to submit your enclosed voting form and exercise your right to vote.

Because we have not yet heard from you, we are sending you this reminder notice, and we urge you to vote your shares immediately. As a shareholder, you have the right to vote over the Internet or by telephone, and we are asking you to do so now to save the Company further expense and to ensure that your vote is counted. Instructions on how to vote over the telephone or Internet are enclosed in this package.

Your shares cannot be represented with respect the election of Messrs. Cohen and O’Brien as directors of the Company, each for a three-year term, or until their respective successors are duly elected and qualified, unless you either sign and return the enclosed voting form, or vote by telephone or over the Internet.

If you sign and return the enclosed form without indicating a different choice, your shares will be voted “FOR” the election of each of the named nominees for director.

**** PLEASE VOTE TODAY****

Thank you for your investment in TICC Capital Corp. and for voting your shares. If you have questions or need help voting your shares, please call our proxy solicitation firm, Georgeson Inc., at (888) 497-9677.

Sincerely,

TICC Capital Corp.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

TICC CAPITAL CORP.

FOR THE CONTINUATION OF THE ANNUAL MEETING OF STOCKHOLDERS

JUNE 27, 2012

The undersigned stockholder of TICC Capital Corp. (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Saul B. Rosenthal and Patrick F. Conroy, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the continuation of the Annual Meeting of Stockholders of the Company to be held at the Company’s corporate headquarters located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830 on June 27, 2012, at 10:00 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposal 1.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

(CONTINUED ON REVERSE SIDE)

CONTINUATION OF ANNUAL MEETING OF STOCKHOLDERS
TICC CAPITAL CORP.
JUNE 27, 2012

VOTE BY INTERNET — www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by TICC Capital Corp. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE — 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to TICC Capital Corp., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD
IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

Please Detach and Mail in the Envelope Provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1. The election of the following persons (except as marked to the contrary) as a director, who will each serve as director of TICC Capital Corp. until 2015, or until their respective successors are duly elected and qualified.	FOR	WITHHOLD AUTHORITY	Nominee:
	☐	☐	Jonathan H. Cohen
	☐	☐	G. Peter O’Brien

IMPORTANT:  Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

SIGNATURE	DATE	SIGNATURE	DATE

IF HELD JOINTLY